EXHIBIT 21.1
Exhibit
List of Subsidiaries in which the Company Owns, Directly or Indirectly, an Interest as of the Date hereof (with U.S. Federal Income Tax Classification)

Entity Name	Tax Treatment
GRT (Cardinal REIT Merger Sub), LLC	DRE
PKST OP, L.P.	Partnership
GRT OP (Cardinal New GP Sub), LLC	DRE
GRT OP (Cardinal LP Merger Sub), LLC	DRE
Cole Corporate Income Operating Partnership II, LP	DRE
CCIT II Securities Investments, LLC	DRE
ARCP OFC Phoenix (Central) AZ, LLC	DRE
CIM OFC Platteville CO, LLC	DRE
CIM OFC Sparks MD, LLC	DRE
VEREIT OFC Lincoln Hill PA, LLC	DRE
CIM OFC Memphis TN, LLC	DRE
ARCP OFC Burlington MA (Phase 2), LLC	DRE
CIM GP OFC San Diego CA, LLC	DRE
CIM OFC San Diego CA, LP	DRE
ARCP ID Bellevue OH, LLC	DRE
ARCP OFC Huntsville AL, LLC	DRE
ARCP OFC Burlington MA, LLC	DRE
VEREIT OFC Phoenix AZ, LLC	DRE
CIM OFC Hunt Valley MD, LLC	DRE
The GC Net Lease (Wake Forest) GP, LLC	DRE
The GC Net Lease (Wake Forest) Investors, L.P.	DRE
PKST Management Company, LLC	Partnership[1]
Griffin Capital Property Management, LLC	DRE
Griffin Capital Essential Asset Property Management, LLC	DRE
Griffin Capital Essential Asset Property Management II, LLC	DRE
Griffin Capital Essential Asset TRS, Inc.	Corporation (TRS)
The GC Net Lease (Westminster) Investors, LLC	DRE
The GC Net Lease (Arlington Heights) Investors, LLC	DRE
1 PKST Management Company, LLC was disregarded as separate from PKST OP, L.P. prior to 2019.

Entity Name	Tax Treatment
The GC Net Lease (Heritage III) Investors, LLC	DRE
The GC Net Lease (Fort Mill) Investors, LLC	DRE
The GC Net Lease (Fort Mill II) Investors, LLC	DRE
The GC Net Lease (Lakeland) Investors, LLC	DRE
The GC Net Lease (Scottsdale) Investors, LLC	DRE
The GC Net Lease (Savannah) Investors, LLC	DRE
Griffin (Hampton 300) Essential Asset REIT II, LLC	DRE
Griffin (Hampton 500) Essential Asset REIT II, LLC	DRE
Griffin (Parsippany 14) Essential Asset REIT II, LLC	DRE
Griffin (Groveport) Essential Asset REIT II, LLC	DRE
Griffin (Andover) Essential Asset REIT II, LLC	DRE
Griffin (Auburn Hills) Essential Asset REIT II, LLC	DRE
Griffin (North Charleston) Essential Asset REIT II, LLC	DRE
Griffin (Parsippany 10) Essential Asset REIT II, LLC	DRE
Griffin (Lone Tree) Essential Asset REIT II, LLC	DRE
Griffin (Carmel) Essential Asset REIT II, LLC	DRE
The GC Net Lease (Scottsdale II) Investors, LLC	DRE
The GC Net Lease (Largo) Investors, LLC	DRE
The GC Net Lease (Redmond) Investors, LLC	DRE
The GC Net Lease (Cranberry) Investors, LLC	DRE
The GC Net Lease (Whippany) Investors, LLC	DRE
The GC Net Lease (Greenwood Village) Investors, LLC	DRE
The GC Net Lease (Libertyville) Investors, LLC	DRE
The GC Net Lease (Allen Park) Investors, LLC	DRE
Griffin (Etna) Essential Asset REIT II, LLC	DRE
Griffin (Birmingham) Essential Asset REIT II, LLC	DRE
Griffin (Las Vegas Buffalo) Essential Asset REIT II, LLC	DRE
Griffin (Dekalb) Essential Asset REIT II, LLC	DRE
Griffin (Durham) Essential Asset REIT II, L.P.	DRE
Griffin (Durham) Essential Asset REIT II GP, LLC	DRE
Emporia Partners, LLC	DRE
The GC Net Lease (Jacksonville) Investors, LLC	DRE
WR Griffin Patterson, LLC	DRE
The GC Net Lease (Nashville) Investors, LLC	DRE
The GC Net Lease (Triad I) GP, LLC	DRE
The GC Net Lease (Triad I) Investors, L.P.	DRE

Entity Name	Tax Treatment
PKST Realty, LLC	DRE
GRT VAO OP, LLC	DRE
PKST Sunrise HoldCo LLC	DRE
PKST Largo 20th Avenue LLC	DRE
PKST Fort Lupton County Road 27 LLC	DRE
PKST Pompano Beach NW 40th Court LLC	DRE
PKST Tampa Falkenburg LLC	DRE
PKST Orlando Clemson LLC	DRE
PKST Orlando Cinderlane LLC	DRE
PKST Jacksonville Witten LLC	DRE
PKST Atlanta Veterans Memorial LLC	DRE
PKST Atlanta Discovery LLC	DRE
PKST Atlanta Cash Memorial	DRE
PKST Lively LLC	DRE
PKST Mableton Veterans Memorial LLC	DRE
PKST Norcross McDonough LLC	DRE
PKST Atlanta South Cooks LLC	DRE
PKST Savannah Travis Field LLC	DRE
PKST Melrose Park Indian Boundary LLC	DRE
PKST Burlington Route 130 LLC	DRE
PKST Carteret Minue LLC	DRE
PKST South Plainfield Tyler LLC	DRE
PKST Albuquerque Menaul LLC	DRE
PKST Yaphank Sills LLC	DRE
PKST Cincinnati Spring Grove LLC	DRE
PKST Pittsburgh Camp Hollow LLC	DRE
PKST Hatfield Unionville Pike LLC	DRE
PKST Philadelphia Essington 6729 LLC	DRE
PKST Philadelphia Essington 6815 LLC	DRE
PKST Philadelphia Essington 6800 LLC	DRE
PKST North Charleston Cross Park 7221 LLC	DRE
PKST North Charleston Cross Park 7227 LLC	DRE
PKST Ladson Benchmark LLC	DRE
PKST Greenville Bruce LLC	DRE
PKST Hermitage Brandau LLC	DRE
PKST Nashville Caden LLC	DRE

Entity Name	Tax Treatment
PKST Nashville Freightliner LLC	DRE
PKST Memphis Malone LLC	DRE
PKST Baytown Thompson LLC	DRE
PKST Plano Precision LLC	DRE
PKST Fort Worth Enterprise LLC	DRE
PKST Houston Railhead LLC	DRE
PKST San Antonio Middlex LLC	DRE
PKST Round Rock Chisholm LLC	DRE
PKST Houston Oates LLC	DRE
PKST Houston Humble Westfield LLC	DRE
PKST Manassas Centreville LLC	DRE
PKST Norfolk Meads LLC	DRE
PKST Norfolk Harmony LLC	DRE
PKST Everett 28th Place LLC	DRE
PKST Savannah Container LLC	DRE
PKST Kennesaw McCollum LLC	DRE
PKST Burlington River LLC	DRE
PKST Burlington Neck LLC	DRE
PKST Hatfield Bethlehem Pike LLC	DRE
PKST Calhoun Rus LLC	DRE
PKST Chattanooga Hotlzclaw LLC	DRE
PKST Fort Pierce Selvitz LLC	DRE
PKST Plano I Avenue LLC	DRE
PKST Port Charlotte Peachland LLC	DRE
PKST Smyrna Oakdale LLC	DRE
PKST Stone Mountain Roadhaven	DRE
PKST Tampa 5555 North LLC	DRE
PKST Tampa 5603 North LLC	DRE